SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                      Date of Report:  November 13, 1996



                              F.N.B. CORPORATION
            ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Pennsylvania                   0-8144                 25-1255406
------------------------          -----------          -------------------
(State of Incorporation)          (Commission            (IRS Employer
                                  File Number)         Identification No.)



          Hermitage Square, Hermitage, Pennsylvania         16148
          -----------------------------------------       ----------
           (Address of principal executive offices)       (Zip code)



                                (412) 981-6000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.     OTHER EVENTS

     On February 2, 1996, F.N.B. Corporation (FNB) signed a definitive merger agreement with Southwest Banks, Inc. (Southwest), a bank holding company headquartered in Naples, Florida, with assets of approximately $425 million. The merger agreement calls for an exchange of .819 share of FNB common stock for each share of Southwest common stock, after giving effect to the 5% stock dividend announced on April 24, 1996. FNB has reserved 3,276,700 shares to be issued in conjunction with the merger.

     In connection with the merger agreement, Southwest granted FNB an option to purchase, under certain circumstances, up to 727,136 shares of Southwest common stock at a price of $15.00 per share. The exchange ratio, number of shares under option and the price of the options are all subject to possible adjustment. The planned merger has been approved by both the Federal Reserve Bank of Cleveland and the Shareholders of Southwest Banks, Inc. The transaction will be accounted for as a pooling of interests, and is expected to close in early 1997, following the state of Florida's required statutory waiting period.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     The following unaudited pro forma condensed combined financial statements combine the historical unaudited consolidated financial statements of FNB and Southwest on the assumption that the merger had been effective as of September 30, 1996 and as of the beginning of each of the nine month periods ended September 30, 1996 and 1995. One time merger costs have not been included in the pro forma adjustments. The merger of Southwest into FNB will be accounted for as a pooling of interests in accordance with generally accepted accounting principles. These statements should be read in conjunction with the historical consolidated financial statements of FNB and Southwest.

     The pro forma statements are intended for informational purposes and may not be indicative of the combined financial position or results of operations that actually would have occurred had the transaction been consummated during the period or as of the date indicated, or which will be attained in the future. The pro forma statements do not reflect the impact of any pending business combinations or dispositions, individually or in aggregate, which are insignificant pursuant to Article 11 of Regulation S-X. The pro forma statements should be read in conjunction with the Form 10-Q for the period ended September 30, 1996 for FNB and Southwest.

     The consolidated financial statements of Southwest presented after the unaudited pro forma condensed combined financial statements were derived from Southwest's Form 10-Q for the period ended September 30, 1996.

                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                     AS OF SEPTEMBER 30, 1996 - UNAUDITED

                             F.N.B.      Southwest
                          Corporation   Banks, Inc.
                              and           and       Pro Forma    Pro Forma
                         Subsidiaries  Subsidiaries  Adjustments    Combined
                         ------------  ------------  -----------  ----------
                                          (Dollars in thousands)
ASSETS
Cash and due from banks   $    66,246    $   24,897               $   91,143
Interest bearing deposits
     with banks                 1,893                                  1,893
Federal funds sold              9,508         4,100                   13,608
Loans held for sale             6,594                                  6,594
Securities available for
     sale                     179,356        60,764   $ (3,150)(2)   236,970
Securities held to maturity
     (pro forma combined fair
     value $162,654)          148,594        16,163                  164,757
Loans, net of unearned
     income                 1,292,411       299,523                1,591,934
Allowance for loan losses     (21,996)       (2,095)                 (24,091)
                          -----------    ----------  ---------    ----------
       NET LOANS            1,270,415       297,428                1,567,843
                          -----------    ----------  ---------    ----------
Premises and equipment         24,912        14,179                   39,091
Other assets                   40,935         7,186        663 (2)    48,784
                          -----------    ----------  ---------    ----------
                           $1,748,453    $  424,717  $  (2,487)   $2,170,683
                          ===========    ==========  =========    ==========

LIABILITIES
Deposits:
     Non-interest bearing  $  159,441    $   46,685               $  206,126
     Interest bearing       1,286,658       286,138                1,572,796
                           ----------    ----------  ---------    ----------
       Total deposits       1,446,099       332,823                1,778,922
Short-term borrowings          86,440        56,521                  142,961
Other liabilities              30,885         3,086                   33,971
Long-term debt                 33,956                                 33,956
                           ----------    ----------  ---------    ----------
   TOTAL LIABILITIES        1,597,380       392,430                1,989,810
                           ----------    ----------  ---------    ----------

STOCKHOLDERS' EQUITY
Preferred stock                 3,984                                  3,984
Common stock                   18,339           365 $      (17)(2)    24,043
                                                         5,704 (3)
                                                          (348)(4)
Additional paid-in
     capital                   68,127        28,332     (1,238)(2)    89,865
                                                        61,672 (3)
                                                       (39,934)(3)
                                                       (27,094)(4)
Retained earnings              58,543         4,079                   62,622
Net unrealized securities
     gains (losses)             3,362          (489)    (1,232)(2)     1,641
Treasury stock                 (1,282)                                (1,282)
                           ----------    ----------  ---------    ----------
     TOTAL STOCKHOLDERS'
       EQUITY                 151,073        32,287     (2,487)      180,873
                           ----------    ----------  ---------    ----------
                           $1,748,453    $  424,717  $  (2,487)   $2,170,683
                           ==========    ==========  =========    ==========

Common shares outstanding
     at period end          9,116,091     3,654,803   (172,621)(1)11,967,998
                           ==========    ==========  =========    ==========

(1)  As of 9/30/96, FNB owned 172,621 shares of Southwest Common Stock.
(2) Adjust securities by Southwest Common Stock owned by FNB with a value of $3,150,333; adjust net unrealized securities gains associated with the stock and the related net deferred taxes.
(3) Issuance of 2,851,907 shares of FNB Common Stock in exchange for all the outstanding shares of Southwest Common Stock net of the book value of Southwest Common Stock owned by FNB. Market value of FNB Common Stock at 9/30/96 of $23.625.
(4)  Elimination of par value of $.10 per share of Southwest Common Stock.

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 - UNAUDITED

                             F.N.B.      Southwest
                          Corporation   Banks, Inc.
                              and           and       Pro Forma    Pro Forma
                         Subsidiaries  Subsidiaries  Adjustments    Combined
                         ------------  ------------  -----------   ---------
                                           (Dollars in thousands)
INTEREST INCOME
Loans, including fees      $   88,123    $   18,727                $ 106,850
Securities                     15,281         3,611                   18,892
Other                             825           485                    1,310
                           ----------    ----------   ---------    ---------
     TOTAL INTEREST INCOME    104,229        22,823                  127,052
                           ----------    ----------   ---------    ---------

INTEREST EXPENSE
Deposits                       39,197         8,519                   47,716
Short-term borrowings           2,799         1,168                    3,967
Long-term debt                  1,996                                  1,996
                           ----------    ----------   ---------    ---------
     TOTAL INTEREST EXPENSE    43,992         9,687                   53,679
                           ----------    ----------   ---------    ---------
     NET INTEREST INCOME       60,237        13,136                   73,373
Provision for loan losses       4,196           770                    4,966
                           ----------    ----------   ---------    ---------
     NET INTEREST INCOME
       AFTER PROVISION FOR
       LOAN LOSSES             56,041        12,366                   68,407
                           ----------    ----------   ---------    ---------

NON-INTEREST INCOME
Insurance commissions
     and fees                   3,059                                  3,059
Service charges                 4,979         2,615                    7,594
Other                           3,607            17                    3,624
                           ----------    ----------   ---------    ---------
     TOTAL NON-INTEREST
       INCOME                  11,645         2,632                   14,277
                           ----------    ----------   ---------    ---------
                               67,686        14,998                   82,684
                           ----------    ----------   ---------    ---------
NON-INTEREST EXPENSES
Salaries and employee
     benefits                  23,031         6,047                   29,078
Net occupancy                   3,613           931                    4,544
Equipment                       2,582         1,496                    4,078
SAIF recapitalization
   assessment                   2,965                                  2,965
Other                          16,118         2,528                   18,646
                           ----------    ----------   ---------    ---------
TOTAL NON-INTEREST
       EXPENSES                48,309        11,002                   59,311
                           ----------    ----------   ---------    ---------
     INCOME BEFORE TAXES       19,377         3,996                   23,373
Income taxes                    5,931         1,378                    7,309
                           ----------    ----------   ---------    ---------
   NET INCOME              $   13,446    $    2,618   $       0    $  16,064
                           ==========    ==========   =========    =========


NET INCOME PER COMMON SHARE
   PRIMARY                      $1.40         $0.66                    $1.26
                                =====         =====                    =====
   FULLY DILUTED                $1.34         $0.66                    $1.22
                                =====         =====                    =====

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 - UNAUDITED

                             F.N.B.      Southwest
                          Corporation   Banks, Inc.
                              and           and       Pro Forma    Pro Forma
                         Subsidiaries  Subsidiaries  Adjustments    Combined
                         ------------  ------------  -----------   ---------
                                          (Dollars in thousands)
INTEREST INCOME
Loans, including fees      $   84,916    $   14,998                $  99,914
Securities                     14,963         2,654                   17,617
Other                           1,162           692                    1,854
                           ----------    ----------   ---------    ---------
TOTAL INTEREST INCOME         101,041        18,344                  119,385
                           ----------    ----------   ---------    ---------

INTEREST EXPENSE
Deposits                       38,360         6,944                   45,304
Short-term borrowings           2,499         1,749                    4,248
Long-term debt                  2,331                                  2,331
                           ----------    ----------   ---------    ---------
TOTAL INTEREST EXPENSE         43,190         8,693                   51,883
                           ----------    ----------   ---------    ---------
NET INTEREST INCOME            57,851         9,651                   67,502
Provision for loan losses       4,300           510                    4,810
                           ----------    ----------   ---------    ---------
NET INTEREST INCOME
  AFTER PROVISION FOR
  LOAN LOSSES                  53,551         9,141                   62,692
                           ----------    ----------   ---------    ---------

NON-INTEREST INCOME
Insurance commissions
     and fees                   3,487                                  3,487
Service charges                 5,037         1,836                    6,873
Other                           2,755                                  2,755
                           ----------    ----------   ---------    ---------
TOTAL NON-INTEREST
     INCOME                    11,279         1,836                   13,115
                           ----------    ----------   ---------    ---------
                               64,830        10,977                   75,807
                           ----------    ----------   ---------    ---------
NON-INTEREST EXPENSES
Salaries and employee
     benefits                  22,185         4,972                   27,157
Net occupancy                   3,413           762                    4,175
Equipment                       2,653         1,172                    3,825
Deposit insurance               2,121           214                    2,335
Other                          14,948         2,416                   17,364
                           ----------    ----------   ---------    ---------
     TOTAL NON-INTEREST
       EXPENSES                45,320         9,536                   54,856
                           ----------    ----------   ---------     --------
     INCOME BEFORE TAXES       19,510         1,441                   20,951
Income taxes                    6,325           467                    6,792
                           ----------    ----------   ---------     --------
   NET INCOME              $   13,185    $      974   $       0     $ 14,159
                           ==========    ==========   =========     ========


NET INCOME PER COMMON SHARE
   PRIMARY                      $1.38         $0.25                    $1.12
                                =====         =====                    =====
   FULLY DILUTED                $1.33         $0.25                    $1.09
                                =====         =====                    =====

SOUTHWEST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET


                                               SEPTEMBER 30,   DECEMBER 31,
                                                   1996           1995
                                               -------------  -------------
                                                (Unaudited)
                                               -------------  -------------
ASSETS

Cash and Demand Balances Due from Banks        $  24,897,073  $  25,135,628
Federal Funds Sold                                 4,100,000     31,724,000
                                               -------------  -------------

  TOTAL CASH AND CASH EQUIVALENTS                 28,997,073     56,859,628

Securities Available for Sale at Fair Value
  (Cost of $61,771,953 and $50,109,434)           60,764,051     50,401,563
Securities Held to Maturity at Cost
  (Fair Value of $15,936,308 and $23,946,120)     16,163,273     23,834,164
Loans                                            299,712,504    238,509,066
Less:  Allowance for loan losses                  (2,095,197)    (1,585,285)
       Unearned income & deferred loan fees         (188,975)      (257,550)
                                               -------------  -------------

  NET LOANS                                      297,428,332    236,666,231

Premises and Equipment                            14,178,467     14,413,940
Accrued Interest Receivable                        2,712,224      2,594,888
Other Assets                                       4,473,440      1,691,377
                                               -------------  -------------
  TOTAL                                        $ 424,716,860  $ 386,461,791
                                               =============  =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits                                       $ 332,822,906  $ 324,830,614
Federal Funds Purchased and Securities
  Sold Under Agreements to Repurchase             30,270,902     18,276,769
Other Short Term Borrowings                       26,250,000     10,000,000
Accrued Interest Payable                           1,860,293      1,714,022
Accrued Expenses and Other Liabilities             1,225,881      1,696,483
                                               -------------  -------------

  TOTAL LIABILITIES                              392,429,982    356,517,888

Stockholders' Equity:
  Common Stock, Par Value $.10, 25,000,000
    Shares Authorized, 3,654,803 and
    3,654,089 Shares Issued and Outstanding          365,480        365,409
  Capital Surplus                                 28,331,392     28,322,888
  Retained Earnings                                4,078,565      1,462,295
  Unrealized (Loss) Gain on Securities
    Available for Sale                              (488,559)       182,201
  Employee Stock Ownership Plan Obligation                         (388,890)
                                               -------------  -------------

  TOTAL STOCKHOLDERS' EQUITY                      32,286,878     29,943,903
                                               -------------  -------------

  TOTAL                                        $ 424,716,860  $ 386,461,791
                                               =============  =============


See notes to consolidated financial statements.

SOUTHWEST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
Unaudited

                               THREE MONTHS ENDED        NINE MONTHS ENDED
                                  SEPTEMBER 30,            SEPTEMBER 30,
                              ----------------------   ----------------------
                                 1996        1995         1996        1995
                              ----------  ----------   ----------  ----------
INTEREST INCOME
  Interest and Fees on Loans  $6,707,034  $5,551,471  $18,726,932 $14,997,505
  Interest on Federal Funds
    Sold                          71,295     287,679      485,368     692,347
  Interest on Investment
    Securities and Other       1,202,407   1,038,226    3,610,559   2,654,125
                              ----------  ----------   ----------  ----------

  TOTAL INTEREST INCOME        7,980,736   6,877,376   22,822,859  18,343,977

INTEREST EXPENSE
  Interest Expense on
    Deposits                   2,923,645   2,662,938    8,519,313   6,944,024
  Interest on Short-Term
    Borrowings                   507,700     628,937    1,168,097   1,749,234
                              ----------  ----------   ----------  ----------
  TOTAL INTEREST EXPENSE       3,431,345   3,291,875    9,687,410   8,693,258
                              ----------  ----------   ----------  ----------

  NET INTEREST INCOME          4,549,391   3,585,501   13,135,449   9,650,719

  Provision for Loan Losses      290,000     195,000      770,000     510,000
                              ----------  ----------   ----------  ----------


  NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES    4,259,391   3,390,501   12,365,449   9,140,719

OTHER INCOME

  Service Charges,
    Commissions and Fees         877,275     688,642    2,615,230   1,836,248
  Gain on Sale of
    Investment Securities                                  16,649
                              ----------  ----------   ----------  ----------

  TOTAL OTHER INCOME             877,275     688,642    2,631,879   1,836,248

OTHER EXPENSE

  Salaries and Benefits        2,094,569   1,762,272    6,047,100   4,972,241
  Occupancy                      313,013     284,745      930,563     761,625
  Equipment Rental,
    Depreciation and
    Maintenance                  517,341     410,860    1,496,216   1,171,551
  General Operating              810,043     864,827    2,528,303   2,630,603
                              ----------  ----------   ----------  ----------
  TOTAL OTHER EXPENSES         3,734,966   3,322,704   11,002,182   9,536,020
                              ----------  ----------   ----------  ----------

  INCOME BEFORE TAXES          1,401,700     756,439    3,995,146   1,440,947

  Provision for Income Taxes     485,413     255,921    1,378,877     467,416
                              ----------  ----------   ----------  ----------

NET INCOME                    $  916,287  $  500,518   $2,616,269  $  973,531
                              ==========  ==========   ==========  ==========

EARNINGS PER SHARE                 $0.23       $0.13        $0.66       $0.25
                                   =====       =====        =====       =====

  Weighted average shares
    outstanding                3,973,901   3,877,961    3,973,541   3,870,598
                               =========   =========    =========   =========

See notes to consolidated financial statements.

SOUTHWEST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited

Nine Months Ended September 30               1996              1995
                                         ------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                               $  2,616,269      $    973,531
Adjustments to reconcile net income to cash
  provided by (used in) operating activities:
    Depreciation and Amortization           1,314,018         1,003,775
    Accretion of discounts and deferred
      loan fees, net                         (229,970)         (330,336)
    Provision for loan losses                 770,000           510,000
    (Increase) decrease in other assets    (2,782,063)          318,754
    Increase (decrease) in accrued expenses
      and other liabilities                   (81,712)          449,489
    (Increase) decrease in accrued interest
      receivable                             (117,336)         (863,612)
    Increase (decrease) in accrued interest
      payable                                 146,271           781,644
                                         ------------      ------------

      CASH PROVIDED BY (USED IN)
      OPERATING ACTIVITIES                  1,635,477         2,843,245

NET CASH FLOWS FROM INVESTING ACTIVITIES

  Net increase in loans                   (60,669,362)      (45,728,254)
  Gross loan participations sold                                448,845
  Loan participations purchased              (610,573)       (3,125,828)
  Purchase of held-to-maturity-securities                    (2,208,179)
  Proceeds from maturing held-to-maturity
    securities                              7,648,695         6,357,843
  Purchases of available-for-sale securities
                                          (24,987,534)      (34,399,123)
  Proceeds from available-for-sale securities
                                           13,954,286        10,559,090
  Purchases of premises and equipment      (1,078,545)       (4,201,371)
                                         ------------      ------------

  CASH USED IN INVESTING ACTIVITIES       (65,743,033)      (72,296,977)

NET CASH FLOWS FROM FINANCING ACTIVITIES

  Net increase in deposits                  7,992,292        79,942,071
  Net increase (decrease) in securities
    sold under agreement to repurchase      8,372,133         7,934,562
  Net increase (decrease) in federal funds
    purchased and other short-term borrowings
                                           19,872,000        (3,287,000)
  Net proceeds from sale of common stock        8,576           243,414
                                          -----------      ------------
  CASH PROVIDED BY FINANCING ACTIVITIES    36,245,001        84,833,047

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
                                          (27,862,555)       15,379,315

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD
                                           56,859,628        14,934,854
                                         ------------      ------------

CASH AND CASH EQUIVALENTS, END OF PERIOD  $28,997,073       $30,314,169
                                         ============      ============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION - Cash paid during period for:
  Interest                                $ 9,541,139       $ 7,911,614
                                         ============      ============
  Taxes                                   $ 1,552,000       $   515,500
                                         ============      ============

See notes to consolidated financial statements.

SOUTHWEST BANKS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
------------------------------------------------------

Note 1:  Basis of Presentation
------------------------------

The Consolidated Balance Sheets for Southwest Banks, Inc. and Subsidiaries (the Company) as of September 30, 1996 and December 31, 1995, the Consolidated Statements of Income for the three month and nine month periods ended September 30, 1996 and 1995, and the Consolidated Statements of Cash Flows for the nine month periods ended September 30, 1996 and 1995 included in this form 10-Q have been prepared by the Company which is responsible for their integrity and objectivity pursuant to the rules and regulations of the Securities and Exchange Commission. The statements are unaudited except for the Balance Sheet as of December 31, 1995 and have not been compiled, reviewed or audited by outside accountants.

The accounting policies followed for interim financial reporting are set forth in Note A of the Company's latest Annual Report to Shareholders, which is incorporated by reference in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Company maintains a system of internal accounting control designed to provide reasonable assurance that assets are safeguarded and the transactions are properly executed, recorded and summarized to produce reliable records and reports.

To the best of management's knowledge and belief, the statements and related information were prepared in conformity with generally accepted accounting principles and are based on recorded transactions and management's best estimates and judgments. The interim results of operations are not necessarily indicative of the results which may be expected for the full year.

The consolidated financial statements included herein include, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary for a fair presentation of the financial condition and results of operations of the Company for the periods indicated.

Note 2:  Pending Merger Transaction
-----------------------------------

In February, 1996, the Company entered into an Agreement and Plan of Merger with F.N.B. Corporation ("FNB"), Hermitage, Pennsylvania, which provides for the merger of the Company into FNB. Upon effectiveness of the merger, the Company's shareholders will become entitled to receive, 0.819 shares of FNB common stock in exchange for each share of common stock of the Company then held by them. In connection with this agreement, the Company has granted FNB an option to purchase 727,163 shares of the Company's common stock for $15 per share, which becomes exercisable upon the occurrence of certain events, as defined.

The proposed merger is expected to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code and shall be treated as a pooling-of-interests for accounting purposes.

In this connection, the Company is deferring expenses associated with the merger until such time as all conditions precedent to the merger are met or the merger agreement is otherwise terminated. Costs incurred in connection with the merger aggregate approximately $235,295. The merger is expected to be completed in January, 1997.

                                  Signatures
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                    F.N.B. CORPORATION
                                    (Registrant)



                                    By:    /s/John D. Waters
                                           --------------------------
                                    Name:  John D. Waters
                                    Title: Vice President and
                                           Chief Financial Officer

Dated:  November 13, 1996